SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------


        Date of Report (Date of earliest event reported): April 13, 2004

                          CATALYST LIGHTING GROUP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                                      84-1588927
   --------------------------                   ---------------------------
  (State or other jurisdiction                        (I.R.S. Employer
       of incorporation)                           Identification Number)


                                    333-75044
                            (Commission File Number)


                     7700 Wyatt Drive, Fort Worth, TX 76108
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (817) 738-8181

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

      On April 13, 2004, Catalyst Lighting Group, Inc. announced publication of the first installment of its new quarterly newsletter. The first newsletter reprinted Catalyst's press release of February 24, 2004 announcing its first quarter earnings, which were filed with the Securities and Exchange Commission on February 17, 2004. The newsletter also sets forth the change in location of Catalyst's executive offices to 7700 Wyatt Drive, Fort Worth, TX. Finally, the newsletter sets forth Catalyst's management team and each member's prior work experiences.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

      a.    Financial Statements of Businesses Acquired. Not applicable.

      b.    Pro Forma Financial Information. Not applicable.

      c.    Exhibits:

            99.1     Quarterly Newsletter

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 16, 2004

                                                   CATALYST LIGHTING GROUP, INC.

                                                  (Registrant)



                                                   By: /s/ Dennis H. Depenbusch
                                                       -------------------------
                                                       Dennis H. Depenbusch
                                                       Chief Executive Officer